30 SEPTEMBER 2015

High Grade Drill Results Support Future Resource Update, Mansounia Gold Project, Guinea, West Africa

Highlights

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114 Infill samples taken on existing diamond core has resulted in further broad high grade oxide mineralisation being intersected near surface (less than 50m depth from natural surface), including 6m @ 2.65g/t Au from 12m and 6m @ 4.85g/t Au from 34m in drill hole MDD008.

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68% of samples (77 out of 114 samples tested) taken returned in-excess of 0.4 g/t Au (proposed heap leach economic ore grade).

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Of the mineralised 77 samples which exceed the proposed ore grade of 0.4g/t Au, the average grade is 1.17g/t Au which also exceeded expectation pointing toward grade upside.

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Infill sampling upon the Mansounia diamond core is 32% complete with results confirming the continuity of mineralisation near surface and indicating a potential for an upgrade in near surface resources.

Blox Inc (OTC:BLXX, “Blox” or the “Company” ) is pleased to announce further high grade results from the near surface infill sampling campaign completed recently which focussed on further defining the near surface mineralised continuity of the oxide resource near surface.

The current program commenced and was completed in September 2015 in response to positive results from a desktop study and data collation and a review of the historical Preliminary Economic Assessment (PEA) completed by Spiers Geological Consultants (“SGC”).

Resulting from the review and as part of the ongoing development of the project toward feasibility, SGC advised that diamond core samples associated with mineralised grades near surface within the proposed open pit areas were under-sampled and required further delineation.

The Company elected to commence infill sampling to both infill absent data and to potentially extend the resource base, which is believed by the Company would further improve the project economics.

Significant results from the infill sampling of existing diamond core holes include;

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16m @ 0.94 g/t Au from surface in drill hole MDD003

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10m @ 1.28 g/t Au from 8 metres in drill hole MDD006

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40m @ 2.02 g/t Au from 4m in drill hole MDD007

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20m @ 1.26 g/t Au from 18m in drill hole MDD008

Note: Intersections are reported as down hole length and not true width.

The infill sampling confirmed that the mineralisation displays continuity near surface at depths less than 50m. These early results have confirmed that the Mansounia mineralised trend extends near surface as a broad moderately continuous zone of economic mineralisation (above a 0.4 gt Au cut-off grade) which continues to provide a strong case for the development of a heap leach project.

During FY2015 -Q4 the Company plans to complete the balance of the infill sampling of the remaining diamond core that is expected to further infill and extend the current near surface mineralised trend. On completion of this campaign an independent resource review update will be conducted with a view to upgrading the project Mineral Resource Estimates and subsequently fast-track the project into production. Concurrent with this infill sampling campaign, other work will include geological and structural evaluations of the immediate and surrounding geological terrain, local and regional targeting and identification of potential additional mineralisation in-line with a move to an updated economic assessment. Completing this work in the near term (FY2015 – Q4) will support the smooth transition from exploration to the development of an open pit.

The excellent results to date confirms Mansounia as having potential to be a long life project that will transition from exploration to open pit mining. Blox Inc Chief Executive Officer, Robert Spiers was extremely pleased with the infill sampling of the existing Mansounia diamond core and added, “It is still early days in the Mansounia development program with less than half of the infill sampling being completed to date, that said, the results thus far illustrate the continued strengthening of the near surface mineralised trend,” Mr Spiers said.

Chief Operations Officer, Trevor Pickett, continued on to say, “We have now appointed suitably qualified and experienced staff to manage each aspect of the business.  This has allowed the board to concentrate on project development, growing the existing company and examining potential options for acquisitions.”

/s/ Robert Spiers

Mr Robert Spiers

Chief Executive Officer

Table 1. Significant intercepts from the infill sampling of existing diamond core.

Notes to Accompany Table 1:

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Grid coordinates are WGS84 Zone 29 North

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Holes are predominantly HQ diamond core sampled every 2m by cutting the core in half to provide a 4-8kg sample

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Cut-off grade for reporting of intercepts is >0.4g/t Au (in-line with PEA) with a maximum of 4m consecutive internal dilution included within the intercept; only intercepts >=4m are reported

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No top cut of individual assays prior to length weighted compositing of the reported intercept has been applied

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Given that the angle of the drill holes are approximately 60° from horizontal and the mineralised zone is essentially flat 0° from horizontal the reported intercepts are slightly larger than the true width of the mineralised zones

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All other drill holes depicted on accompanying sections and plans are from previous years and significant results previously reported

Forward Looking Statement Disclaimer

This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term.

Generally, these forward-looking statements can be identified by the use of forward looking terminology such as

"plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved".

Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox Inc or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities.

Although the management and officers of Blox Inc believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox Inc does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.

Competent Persons Statement

The information in this report that relates to the Exploration Results, Mineral Resources and Ore Reserves is based on information compiled by Mr Robert Spiers who is a Member of the Australian Institute of Geoscientists. Mr Spiers has more than 5 years’ experience relevant to the styles of mineralisation and type of deposit under consideration and to the activity which they are undertaking to qualify as a Competent Person, as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”.

Mr Spiers is a full time employees of Blox Inc. Mr Spiers has consented to the inclusion of the matters in this report based on their information in the form and context in which it appears. Aspect pertaining to historical Mineral Resource Estimates were prepared and first disclosed under the JORC Code 2004 by Runge Consultants 2009. Except where noted, it has not been updated since to comply with the JORC Code 2012 on the basis that the information has not materially changed since it was last reported.

Figure 1: Drill-hole Location Plan.

Review Area
Mansounia
Concession
1150000Y
1140000Y
4100000X
4200000X
4130000X
4135000X
412500X
1148500Y
1148000Y
MDD017
MDD016
MDD015
MDD013
MDD014
MDD007
MDD011
MDD012
MDD001
MDD003
MDD004
MDD005
MDD006
Mansounia Drill Plan 2015
Blox Inc 2015

Figure 2: Section 1148100mN.

Mansounia Section 1148100mN
412700X
412800X
412900X
413000X
413100X
413200X
1148100Y
500Z
400Z
300Z
MDD001
MDD002
MDD003
MDD004
MDD005
MDD006
6m@0.70g/t Au
16m@0.62g/t Au
12m@0.58g/t Au
16m@0.94g/t Au
22m@0.78g/t Au
16m@0.59g/t Au
10m@1.28g/t Au
Legend: Color coded by Au g/t
0.4 to 0.75
0.75 to 1
1 to 1.5
1.5 to 3
>= 3
Mineralised Trend
Existing Drill holes
Topographic surface
Blox Inc 2015

Figure 3: Section 1148200mN.

Mansounia Section 1148200mN
MDD007
MDD008
MDD009
MDD010
MDD011
MDD012
40m@2.02g/t Au
10m@0.60g/t Au
20m@1.26g/t Au
500Z
400Z
300Z
412700X
412800X
412900X
413000X
413100X
413200X
1148200Y
Legend: Color coded by Au g/t
0.4 to 0.75
0.75 to 1
1 to 1.5
1.5 to 3
>= 3
Mineralised Trend
Existing Drill holes
Topographic surface
Blox Inc 2015